101 SA- 2

                         SUPPLEMENT DATED JUNE 20, 2006
                              TO THE STATEMENT OF
                           ADDITIONAL INFORMATION OF
                          TEMPLETON GROWTH FUND, INC.
                             dated January 1, 2006

The Statement of Additional Information is amended as follows:

I. The information under the heading "Buying and Selling Shares," in the section entitled "Initial sales charge - Waivers for certain investors" beginning on page 35 is supplemented with the following:

o Fund shares may be purchased at net asset value by banks and securities institutions that have entered into an agreement with Franklin Templeton Investment Services GmbH and invest assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which they have full and exclusive investment discretion. Such purchases are subject to minimum investment requirements, which are available from Franklin Templeton Investment Services GmbH.

                          Please keep this supplement
                              for future reference